UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-06071

DWS Institutional Funds

(Exact Name of Registrant as Specified in Charter)

One South Street

Baltimore, MD 21202

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	6/30

Date of reporting period:	6/30/07

ITEM 1.           REPORT TO STOCKHOLDERS

Daily Assets Fund Institutional

Annual Report
to Shareholders

June 30, 2007

Contents

Click Here Portfolio Management Review

Click Here Information About Your Fund's Expenses

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Trustees and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

An investment in this fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Please read this fund's prospectus for specific details regarding its risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review

In the following interview, the management team discusses the market environment and the portfolio management team's approach to managing Daily Assets Fund Institutional during the fund's most recent fiscal year ended June 30, 2007.

Q: Will you discuss the market environment for the fund during the most recent 12-month period?

A: At the start of Daily Assets Fund Institutional's most recent fiscal year, US economic growth remained on track despite geopolitical uncertainty, rising oil prices and an emerging slowdown in the residential real estate market. For the third and fourth quarters of 2006, US Gross Domestic Product came in at 2.0% and 2.5% respectively, below long-term growth trends. The US Federal Reserve Board's (the Fed's) actions in raising short-term interest rates by one-quarter percentage point at each Fed meeting from June 2004 through June 2006 seemed — at least to some observers — to be bringing the economy in for a "perfect landing," i.e., slower growth with no significant resurgence in inflation.

Beginning at its August 2006 meeting, the Fed "paused" from further short-term rate hikes, believing that the rate increases already in the pipeline would bring inflation back to within the Fed's target range. At the close of the 12-month period ended June 30, 2007, the federal funds rate — the overnight rate charged by banks when they borrow money from each other, which guides other interest rates — remained at 5.25%. In the first quarter of this year, increasing defaults by subprime mortgage borrowers sparked volatility in the financial markets as investors wondered to what degree Wall Street and the banking community would be hurt by a retrenchment in this market. At its May Federal Open Market Committee (FOMC) meeting the Fed held short-term rates steady but expressed concern that inflation might not moderate as expected due to inflationary pressures such as tight resource utilization. With oil prices once again rising but consumers seemingly unfazed, the economy appears poised to maintain a moderate growth rate. Market watchers are currently projecting that the Fed will remain on hold at least through the end of 2007.

By the close of the period money market rates were trending higher. As of June 30, 2007, the one-year London Interbank Offered Rate (LIBOR), an industry standard for measuring one-year taxable money market rates, stood at 5.43%, compared with 5.69% 12 months earlier.1

1 The LIBOR, or the London Interbank Offered Rate, is the most widely used benchmark or reference rate for short-term interest rates. LIBOR is the rate of interest at which banks borrow funds from other banks, in large volume, in the international market.

Q: In light of market conditions during the period, what has been the strategy for the fund?

A: As we moved into the third quarter of 2006, the money market yield curve flattened substantially, and we were able to extend maturity slightly to capture additional yield.2 As the curve inverted late last year (i.e., securities with the shortest maturities offered higher yields), we refocused our purchases on one- to three-month maturities. Despite a trend toward higher money market yields by the close of the period, we are maintaining a cautious strategy, because unexpectedly strong inflationary signals might cause the Fed to bump up short-term rates. Going forward, we will continue to monitor economic data and Fed statements carefully, and look for opportunities to extend maturity and pick up additional yield.

2 Yield curve — The yield curve is a graph with a left to right line that shows how high or low yields are, from the shortest to the longest maturities. Typically the line rises from left to right as investors who are willing to tie up their money for a longer period of time are rewarded with higher yields.

For the period, we maintained a significant allocation in floating-rate securities. The interest rate of floating rate securities adjusts periodically based on indices such as LIBOR and the federal funds rate. Because the interest rates of these instruments adjust as market conditions change, they provide

Performance is historical and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

7-Day Current Yield
June 30, 2007	5.36%*
June 30, 2006	5.06%*
* The investment advisor has agreed to waive fees/reimburse expenses. Without such fee waivers/expense reimbursements the 7-day current yield would have been 5.18% as of June 30, 2007 and 4.91% as of June 30, 2006.

Yields are historical, will fluctuate and do not guarantee future performance. The 7-day current yield refers to the income paid by the portfolio over a 7-day period expressed as an annual percentage rate of the fund's shares outstanding. Please call the Service Center at (800) 730-1313 for the fund's most recent month-end perfotrmance.

flexibility in an uncertain interest rate environment. Our decision to maintain a significant allocation in this sector helped performance during the 12-month period.

Q: What detracted from performance during the period?

A: In the rising rate environment that we experienced in midyear 2006, it was prudent to purchase maturities up to the next Fed meeting when rates might once again be raised. Leading up to the August 2006 Fed meeting, there was a great deal of uncertainty over when the Fed might pause in its tightening cycle. We preferred to be cautious, which in the end cost the fund some yield as the yield curve flattened during the third quarter of last year.

Q: Will you describe your investment philosophy?

A: We continue our insistence on the highest credit quality within the fund. We also plan to maintain our conservative investment strategies and standards. We continue to apply a careful approach to investing on behalf of the fund and to seek competitive yield for our shareholders.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2007 to June 30, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2007
Actual Fund Return
Beginning Account Value 1/1/07	$ 1,000.00
Ending Account Value 6/30/07	$ 1,026.70
Expenses Paid per $1,000*	$ .20
Hypothetical 5% Fund Return
Beginning Account Value 1/1/07	$ 1,000.00
Ending Account Value 6/30/07	$ 1,024.60
Expenses Paid per $1,000*	$ .20
* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratio
Daily Assets Fund Institutional	.04%

For more information, please refer to the Fund's prospectus.

Portfolio Summary

Asset Allocation	6/30/07	6/30/06

Short-Term Notes	34%	33%
Commercial Paper	33%	22%
Certificates of Deposit and Bank Notes	16%	18%
Time Deposits	6%	13%
Promissory Notes	4%	4%
Master Notes	4%	5%
Repurchase Agreements	2%	2%
Asset Backed	1%	1%
US Government Sponsored Agencies	—	2%
	100%	100%
Weighted Average Maturity

Daily Assets Fund Institutional	33 days	38 days
First Tier Institutional Money Fund Average*	42 days	36 days
* The Fund is compared to its respective iMoneyNet category: First Tier Institutional Money Fund Average — Category includes a widely-recognized composite of money market funds that invest in only first tier (highest rating) securities. Portfolio Holdings of First Tier funds include US Treasury, US Other, Repos, Time Deposits, Domestic Bank Obligations, Foreign Bank Obligations, First Tier Commercial Paper, Floating Rate Notes and Asset Backed Commercial Paper.

Asset allocation and weighted average maturity are subject to change. For more complete details about the Fund's holdings, see page 9. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of June 30, 2007

	Principal Amount ($)	Value ($)

Certificates of Deposit and Bank Notes 15.8%
Banco Bilbao Vizcaya Argentaria SA, 5.305%, 7/23/2007	25,000,000	25,000,075
Bank of America NA, 5.25%, 9/7/2007	20,000,000	20,000,000
Bank of Montreal, 5.315%, 8/14/2007	45,000,000	45,000,000
Bank of Tokyo-Mitsubishi-UFJ, Ltd.:
5.34%, 7/19/2007	70,000,000	70,000,000
5.35%, 7/25/2007	45,000,000	45,000,000
Barclays Bank PLC:
5.31%, 8/16/2007	100,000,000	100,000,000
5.31%, 11/1/2007	35,000,000	34,999,178
5.32%, 8/23/2007	50,000,000	50,000,000
Bayerische Landesbank, 5.305%, 7/23/2007	30,000,000	30,000,091
Calyon, 5.35%, 8/28/2007	25,000,000	24,999,938
Credit Agricole SA, 5.31%, 11/13/2007	50,000,000	49,998,175
Credit Industrial et Commercial, 5.33%, 8/21/2007	50,000,000	50,000,349
Depfa Bank PLC, 5.31%, 8/9/2007	30,000,000	30,000,000
Mizuho Corporate Bank:
5.31%, 7/16/2007	50,000,000	50,000,000
5.32%, 7/19/2007	35,000,000	35,000,000
5.33%, 8/20/2007	25,000,000	25,000,000
Norinchukin Bank:
5.27%, 9/10/2007	20,000,000	20,000,000
5.35%, 8/27/2007	22,700,000	22,700,380
Societe Generale, 5.34%, 7/19/2007	35,000,000	35,000,000
UBS AG, 5.3%, 7/2/2007	15,000,000	15,000,000
Total Certificates of Deposit and Bank Notes (Cost $777,698,186)		777,698,186

Commercial Paper** 32.7%
Alliance & Leicester PLC, 5.235%, 8/10/2007	14,000,000	13,918,567
AstraZeneca PLC, 5.22%, 12/12/2007	16,000,000	15,619,520
Bank of America Corp.:
5.224%, 9/24/2007	10,000,000	9,876,656
5.23%, 8/15/2007	41,000,000	40,731,962
Caisse Nationale Des Caisses D'Epargne et Prevoyan, 5.168%, 11/13/2007	36,900,000	36,184,878
Cancara Asset Securitization LLC, 5.32%, 7/26/2007	35,000,000	34,870,694
Cedar Springs Capital Co., LLC:
5.255%, 7/20/2007	45,000,000	44,875,194
5.265%, 7/17/2007	30,597,000	30,525,403
5.265%, 7/18/2007	5,685,000	5,670,866
5.265%, 8/7/2007	31,240,000	31,070,953
5.28%, 9/12/2007	15,000,000	14,839,400
5.28%, 9/17/2007	24,908,000	24,623,052
5.285%, 8/20/2007	15,000,000	14,889,896
CIT Group, Inc., 5.24%, 8/17/2007	20,000,000	19,863,178
Cobbler Funding LLC:
5.25%, 7/16/2007	14,000,000	13,969,375
5.255%, 7/20/2007	33,661,000	33,567,642
Compass Securitization LLC, 5.35%, 7/25/2007	35,000,000	34,875,167
DaimlerChrysler North America Holding Corp., 5.35%, 7/9/2007	30,000,000	29,964,333
Depfa Bank PLC, 5.12%, 8/24/2007	20,000,000	19,846,400
Five Finance, Inc., 5.2%, 7/23/2007	29,000,000	28,907,844
Gannett Co., Inc., 5.35%, 7/11/2007	14,000,000	13,979,194
Giro Balanced Funding Corp., 5.255%, 7/20/2007	22,973,000	22,909,285
Giro Funding US Corp.:
5.255%, 7/24/2007	45,000,000	44,848,919
5.275%, 8/30/2007	15,000,000	14,868,125
5.29%, 7/2/2007	30,000,000	29,995,592
5.31%, 8/3/2007	45,000,000	44,780,962
Grampian Funding Ltd., 5.175%, 10/10/2007	85,000,000	83,765,906
Irish Life & Permanent PLC, 5.195%, 7/20/2007	35,000,000	34,904,037
K2 (USA) LLC, 5.45%, 7/2/2007	25,250,000	25,246,177
Kellogg Co., 5.34%, 7/12/2007	18,000,000	17,970,630
Lake Constance Funding LLC, 5.26%, 9/5/2007	25,000,000	24,758,917
Liberty Street Funding:
5.24%, 8/23/2007	25,000,000	24,807,139
5.25%, 8/21/2007	17,100,000	16,972,819
5.27%, 9/19/2007	25,000,000	24,707,222
Mane Funding Corp., 5.24%, 7/17/2007	25,973,000	25,912,512
Morrigan TRR Funding LLC:
5.355%, 7/23/2007	45,000,000	44,852,737
5.375%, 7/23/2007	50,000,000	49,835,764
Nationwide Building Society, 5.24%, 7/5/2007	20,000,000	19,988,356
North Sea Funding LLC, 5.35%, 7/23/2007	18,007,000	17,948,127
Northern Rock PLC:
5.22%, 9/17/2007	25,000,000	24,717,250
5.29%, 9/26/2007	20,000,000	19,744,317
PepsiCo, Inc., 5.375%, 7/13/2007	35,000,000	34,937,292
Perry Global Funding LLC:
Series A, 5.225%, 8/22/2007	40,000,000	39,698,111
Series A, 5.23%, 12/21/2007	18,000,000	17,547,605
Series A, 5.27%, 9/26/2007	50,000,000	49,363,208
Siemens Captal Co., LLC, 5.27%, 9/27/2007	50,000,000	49,355,889
Societe Generale North America, Inc., 5.17%, 11/9/2007	20,000,000	19,623,739
Stony Point Capital Co., LLC:
5.33%, 7/9/2007	15,897,000	15,878,171
5.33%, 7/13/2007	15,000,000	14,973,350
Swedbank AB:
5.19%, 10/11/2007	22,500,000	22,169,137
5.255%, 7/10/2007	41,730,000	41,675,177
Swedish National Housing Finance Corp., 5.31%, 8/13/2007	23,000,000	22,854,122
UBS Finance LLC, 5.19%, 10/5/2007	40,000,000	39,446,400
Valcour Bay Capital Co., LLC, 5.3%, 7/13/2007	35,047,000	34,985,084
Volkswagen of America, Inc., 5.53%, 7/2/2007	20,000,000	19,996,928
Westpac Banking Corp.:
5.165%, 11/7/2007	21,400,000	21,003,931
5.21%, 8/2/2007	35,000,000	34,837,911
Total Commercial Paper (Cost $1,604,551,022)		1,604,551,022

Master Notes 3.7%
The Bear Stearns Companies, Inc., 5.475%*, 7/2/2007 (a) (Cost $180,000,000)	180,000,000	180,000,000

Asset Backed 0.5%
Steers Mercury III Trust, 144A, 5.34%*, 5/27/2048 (Cost $23,796,340)	23,796,340	23,796,340

Promissory Notes 4.4%
Merril Lynch & Co., Inc., 5.37%*, 3/4/2008	80,000,000	80,000,000
The Goldman Sachs Group, Inc.:
5.37%*, 1/18/2008	70,000,000	70,000,000
5.38%*, 10/19/2007	65,000,000	65,000,000
Total Promissory Notes (Cost $215,000,000)		215,000,000

Short-Term Notes* 34.0%
Allied Irish Banks PLC, 144A, 5.338%, 7/18/2008	70,000,000	70,000,000
American Express Bank FSB, 5.29%, 12/13/2007	35,000,000	34,998,449
American Express Centurion Bank:
5.29%, 11/6/2007	75,000,000	75,000,000
5.41%, 9/14/2007	25,000,000	25,005,826
American Honda Finance Corp.:
5.375%, 1/23/2008	67,000,000	67,018,257
144A, 5.44%, 5/12/2008	20,000,000	20,018,587
144A, 5.47%, 8/23/2007	39,000,000	39,007,931
Australia & New Zealand Banking Group Ltd., 5.34%, 5/22/2008	20,000,000	20,000,000
Banco Bilbao Vizcaya Argentaria SA, 5.376%, 4/17/2008	22,000,000	22,006,780
Banco Espanol de Credito SA, 144A, 5.334%, 4/18/2008	46,100,000	46,100,000
Bank of America NA, 5.315%, 5/16/2008	30,000,000	30,000,000
BellSouth Corp., 5.485%, 11/15/2007	25,000,000	25,012,721
BNP Paribas:
5.31%, 7/25/2008	20,000,000	20,000,000
5.325%, 5/7/2008	46,550,000	46,550,000
Caja de Ahorros y Monte de Piedad de Madrid, 5.36%, 5/12/2008	20,000,000	20,000,000
Calyon:
5.3%, 9/13/2007	25,000,000	24,998,751
144A, 5.33%, 7/21/2008	40,000,000	40,000,000
Canadian Imperial Bank of Commerce:
5.39%, 10/26/2007	40,000,000	39,996,919
5.41%, 6/9/2008	15,000,000	15,000,000
Carrera Capital Finance LLC, 144A, 5.3%, 2/25/2008	50,000,000	49,999,865
Commonwealth Bank of Australia, 5.32%, 5/23/2008	40,000,000	40,000,000
Danske Bank AS, 144A, 5.29%, 7/18/2008	47,000,000	46,996,203
DNB NOR Bank ASA, 5.32%, 5/23/2008	21,500,000	21,500,000
HSH Nordbank AG, 5.29%, 3/25/2008	35,000,000	34,994,960
Intesa Bank Ireland PLC, 5.32%, 7/25/2011	10,000,000	10,000,000
Merrill Lynch & Co., Inc.:
5.3%, 7/17/2008	21,700,000	21,700,000
5.3%, 8/24/2011	15,000,000	15,000,000
5.33%, 9/15/2010	30,000,000	30,000,000
5.4%, 2/3/2009	25,000,000	25,000,000
Morgan Stanley:
5.34%, 9/5/2007	44,000,000	44,000,000
5.34%, 12/14/2007	46,000,000	46,000,000
5.435%, 9/10/2007	35,000,000	35,000,000
5.445%, 8/1/2007	50,000,000	50,000,000
Natixis SA:
5.4%, 3/31/2008	75,000,000	74,988,801
5.42%, 8/31/2007	25,000,000	25,000,000
Nordea Bank AB, 5.31%, 4/8/2011	20,000,000	20,000,000
Pyxis Master Trust, Series 2007-6, 144A, 5.38%, 9/6/2014	18,000,000	18,000,000
Skandinaviska Enskilda Banken:
5.27%, 10/3/2007	35,000,000	34,997,323
5.32%, 7/16/2010	50,000,000	50,000,000
5.32%, 2/9/2011	15,000,000	15,000,000
Societe Generale, 5.27%, 12/31/2007	22,990,000	22,986,563
Toyota Motor Credit Corp., 5.3%, 2/11/2008	100,000,000	100,000,000
UniCredito Italiano Bank (Ireland) PLC:
5.33%, 6/13/2008	75,000,000	75,000,000
144A, 5.34%, 5/2/2008	25,000,000	24,997,944
5.34%, 3/9/2011	40,000,000	40,000,000
UniCredito Italiano SpA, 5.33%, 9/11/2007	20,000,000	19,999,512
Total Short Term Notes (Cost $1,671,875,392)		1,671,875,392

Time Deposits 6.1%
Calyon, 5.438%, 7/2/2007	100,518,357	100,518,357
Dexia Banque Belgique, 5.42%, 7/2/2007	200,000,000	200,000,000
Total Time Deposits (Cost $300,518,357)		300,518,357

Municipal Bonds and Notes 0.2%
North Texas, Higher Education Authority, Inc., Student Loan Revenue, Series B, 5.32%***, 12/1/2044 (b) (Cost $10,000,000)	10,000,000	10,000,000

Repurchase Agreements 2.6%
The Bear Stearns & Co., Inc., 5.40%, dated 6/29/2007, to be repurchased at $129,697,314 on 7/2/2007 (c) (Cost $129,638,976)	129,638,976	129,638,976
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $4,913,078,273)+	100.0	4,913,078,273
Other Assets and Liabilities, Net	0.0	2,354,872
Net Assets	100.0	4,915,433,145
* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury Bill rate. These securities are shown at their current rate as of June 30, 2007.
** Annualized yield at time of purchase; not a coupon rate.
*** Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of June 30, 2007.
+ The cost for federal income tax purposes was $4,913,078,273.
(a) Reset date; not a maturity date.
(b) Bond is insured by the following company:
Insurance Coverage	As a % of Total Investment Portfolio
Ambac Assurance Corp.	0.2
(c) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
61,259,646	Federal Home Loan Mortgage Corp.	4.45-5.748	9/1/2034-5/1/2037	60,572,988
72,834,684	Federal National Mortgage Association	3.96-5.695	12/1/2033-5/1/2037	71,659,728
Total Collateral Value				132,232,716

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2007
Assets
Investments: Investments in securities, valued at amortized cost	$ 4,913,078,273
Cash	217,273
Interest receivable	20,559,707
Other assets	127,235
Total assets	4,933,982,488
Liabilities
Dividends payable	18,363,362
Accrued expenses and other liabilities	185,981
Total liabilities	18,549,343
Net assets, at value	$ 4,915,433,145
Net Assets
Net assets consist of: Undistributed net investment income	206,199
Accumulated net realized gain (loss)	(849,453)
Paid-in capital	4,916,076,399
Net assets, at value	$ 4,915,433,145
Net Asset Value
Net Asset Value, offering and redemption price per share ($4,915,433,145 ÷ 4,916,076,409 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended June 30, 2007
Investment Income
Income: Interest	$ 196,822,774
Expenses: Investment management fee	3,676,075
Administration fee	3,676,075
Services to shareholders	5,324
Reports to shareholders	17,467
Auditing	44,389
Legal	86,358
Trustees' fees and expenses	121,952
Custodian fee	128,834
Insurance	89,663
Other	39,440
Total expenses before expense reductions	7,885,577
Expense reductions	(6,395,897)
Total expenses after expense reductions	1,489,680
Net investment income	195,333,094
Net realized gain (loss) from investment transactions	(15,769)
Net increase (decrease) in net assets resulting from operations	$ 195,317,325

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended June 30,
	2007	2006
Operations: Net investment income	195,333,094	142,207,529
Net realized gain (loss) on investment transactions	(15,769)	5,184
Net increase (decrease) in net assets resulting from operations	195,317,325	142,212,713
Distribution to shareholders from: Net investment income	(195,333,094)	(142,207,529)
Fund share transactions: Proceeds from shares sold	17,527,196,513	15,859,161,345
Reinvestment of distributions	4,395,557	—
Cost of shares redeemed	(15,738,462,437)	(15,723,546,393)
Net increase (decrease) in net assets from Fund share transactions	1,793,129,633	135,614,952
Increase (decrease) in net assets	1,793,113,864	135,620,136
Net assets at beginning of period	3,122,319,281	2,986,699,145
Net assets at end of period (including undistributed net investment income of $206,199 and $206,199, respectively)	$ 4,915,433,145	$ 3,122,319,281
Other Information
Shares outstanding at beginning of period	3,122,946,776	2,987,331,824
Shares sold	17,527,196,513	15,859,161,345
Shares issued to shareholders in reinvestment of distributions	4,395,557	—
Shares redeemed	(15,738,462,437)	(15,723,546,393)
Net increase (decrease) in Fund shares	1,793,129,633	135,614,952
Shares outstanding at end of period	4,916,076,409	3,122,946,776

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended June 30,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income (loss) from investment operations: Net investment income	.053	.042	.022	.010	.015
Net realized and unrealized gain (loss) on investment transactions[a]	—	—	—	—	—
Total from investment operations	.053	.042	.022	.010	.015
Less distributions from: Net investment income	(.053)	(.042)	(.022)	(.010)	(.015)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)[b]	5.44	4.30	2.24	1.02	1.47
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4,915	3,122	2,987	3,895	5,589
Ratio of expenses before expense reductions (%)	.21	.13	.13	.14	.13
Ratio of expenses after expense reductions (%)	.04	.04	.02	.07	.12
Ratio of net investment income (%)	5.31	4.25	2.26	1.03	1.50
[a] Less than $.005 per share. [b] Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Institutional Funds (the ``Trust'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), and is organized as a Massachusetts business trust. Daily Assets Fund Institutional (the ``Fund''), a diversified open-end management investment company, is one of the funds the Trust offers to institutional and ``accredited'' investors as defined under the Securities Act of 1933.

The Fund is primarily sold to investors who use the Fund to invest cash collateral received in connection with securities lending transactions.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization rate to maturity of any discount or premium.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of June 30, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodial bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund's claims on the collateral may be subject to legal proceedings.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At June 30, 2007, the Fund had a net tax basis capital loss carryforward of approximately $848,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until June 30, 2012 ($473,000), June 30, 2013 ($197,000), June 30, 2014 ($158,000) and June 30, 2015 ($20,000), the respective expiration dates, whichever occurs first.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distributions of Income. The net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax basis differences will reverse in a subsequent period. There were no significant book-to-tax differences for the Fund.

At June 30, 2007, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed ordinary income	$ 18,569,561
Capital loss carryforwards	$ (848,000)

During the years ended June 30, 2007 and June 30, 2006 the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended June 30,
	2007	2006
Distributions from ordinary income*	$ 195,333,094	$ 142,207,529
* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Fees and Transactions with Affiliates

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. The Fund pays the Advisor an annual fee based on its average daily net assets which is calculated daily and paid monthly at the annual rate of 0.10%.

For the period from July 1, 2006, through October 31, 2007, the Advisor has contractually agreed to waive all or a portion of its advisory fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund's operating expenses at a ratio no higher than 0.07%, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses.

Additionally, for the year ended June 30, 2007, the Advisor has voluntarily agreed to waive its fees and/or reimburse expenses of the Fund, to the extent necessary to limit expenses to 0.04% of the average daily net assets of the Fund, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses.

Accordingly, for the year ended June 30, 2007, the Advisor agreed to waive all of its management fee pursuant to the Investment Management Agreement based on the Fund's average daily net assets accrued daily and payable monthly, at the following annual rate:

	Total Aggregated	Waived	Annual Effective Rate
Management Fee	$ 3,676,075	$ 3,676,075	0.00%

Administration Fee. Pursuant to the Administrative Services Agreement with DIMA, the Advisor provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended June 30, 2007, the Advisor received an Administration Fee of $3,676,075 of which $2,713,468 was waived and $80,192 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend-paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended June 30, 2007, the amount charged to the Fund by DWS-SISC aggregated $317, all of which is paid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended June 30, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $14,005 of which $4,965, is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Fee Reductions. The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the year ended June 30, 2007, the custodian fee was reduced by $6,354 for custodian credits earned.

C. Line of Credit

The Fund and other affiliated funds (the ``Participants'') share in a $750 million revolving credit facility administered by JPMorgan Chase Bank, N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 10 percent of its net assets under this agreement.

D. Ownership of the Fund

At June 30, 2007, 88% of the outstanding shares of the Fund were held by other affiliated DWS funds.

E. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for these certain funds during this period; the funds retain a senior officer (or independent consultants, as applicable) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Fund was not entitled to a portion of the settlement.

As part of the settlements, DIMA, DAMI and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Institutional Funds and Shareholders of Daily Assets Fund Institutional:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Daily Assets Fund Institutional (the ``Fund'') at June 30, 2007 and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as ``financial statements'') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts August 21, 2007	PricewaterhouseCoopers LLP

Tax Information

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of June 30, 2007. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2006 Board Member since 2006	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		80
Henry P. Becton, Jr. (1943) Board Member since 2006	President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[1] (medical technology company); Belo Corporation[1] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	80
Keith R. Fox (1954) Board Member since 2006	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	80
Kenneth C. Froewiss (1945) Board Member since 2006	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	80
Martin J. Gruber (1937) Board Member since 1999	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000), National Bureau of Economic Research (since January 2006). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)	80
Richard J. Herring (1946) Board Member since 1999	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (since July 2000-June 2006)	80
Graham E. Jones (1933) Board Member since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	80
Rebecca W. Rimel (1951) Board Member since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[1] (January 2007-June 2007)	80
Philip Saunders, Jr. (1935) Board Member since 1986	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)	80
William N. Searcy, Jr. (1946) Board Member since 2002	Private investor since October 2003; Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[1] (telecommunications) (November 1989-September 2003)	80
Jean Gleason Stromberg (1943) Board Member since 2006	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	80
Carl W. Vogt (1936) Board Member since 2006	Retired Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); formerly, President of certain funds in the Deutsche Asset Management family of funds (formerly, Flag Investors family of funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment). Former Directorships: ISI Family of Funds (registered investment companies, four funds overseen); National Railroad Passenger Corporation (Amtrak); Waste Management, Inc. (solid waste disposal). Formerly, Chairman and Member, National Transportation Safety Board
		78
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[2] (1958) Board Member since 2006	Managing Director[4], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	86
Officers[3]
Name, Year of Birth, Position with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[5] (1965) President, 2006-present	Managing Director[4], Deutsche Asset Management (2006-present); President of DWS family of funds; formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[6] (1962) Vice President and Secretary, 2003-present	Director[4], Deutsche Asset Management
Paul H. Schubert[5] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[4], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[5] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[5] (1962) Assistant Secretary 2005-present	Director[4], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[6] (1962) Assistant Secretary, 2002-present	Managing Director[4], Deutsche Asset Management
Paul Antosca[6] (1957) Assistant Treasurer, 2007-present	Director[4], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Kathleen Sullivan D'Eramo[6] (1957) Assistant Treasurer, 2003-present	Director[4], Deutsche Asset Management
Jason Vazquez[4] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[5] (1962) Chief Compliance Officer, 2006-present	Managing Director[4], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[5] (1951) Chief Legal Officer, 2006-present	Director[4], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005)(2006-2009)

1 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
2 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.
3 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.
4 Executive title, not a board directorship.
5 Address: 345 Park Avenue, New York, New York 10154.
6 Address: Two International Place, Boston, MA 02110.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

Automated Information Line	Institutional Investor Services (800) 730-1313 Personalized account information, information on other DeAM funds and services via touchtone telephone and the ability to exchange or redeem shares.
For More Information	(800) 730-1313, option 1 To speak with a fund service representative.
Written Correspondence	Deutsche Asset Management PO Box 219210 Kansas City, MO 64121-9210
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 www.dws-scudder.com (800) 621-1148
CUSIP Number	23339C 776
Fund Number	538

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, June 30, 2007, Daily Assets Fund institutional has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” serving on the Funds’ audit committee. The Board has determined that Keith R Fox, the chair of the Funds’ audit committee, qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on its review of Mr. Fox’s pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DAILY ASSETS FUND INSTITUTIONAL

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended June 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2007	$40,500	$128	$0	$0
2006	$38,250	$0	$0	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year June 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2007	$133,000	$16,250	$0
2006	$45,200	$197,605	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and additional costs related to annual audits and the above “Tax Fees” were billed in connection with tax consultation and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended June 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2007	$0	$16,250	$0	$16,250
2006	$0	$197,605	$15,000	$212,605

All other engagement fees were billed for services in connection with industry updates and risk management initiatives for DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Daily Assets Fund Institutional, a series of DWS Institutional Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	August 24, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	Daily Assets Fund Institutional, a series of DWS Institutional Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	August 24, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	August 24, 2007